SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amended Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report: June 17, 2003

NEUTRON ENTERPRISES, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-56516	98-0338100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 - 15225 Thrift Ave., White Rock, BC, Canada V4B 2K9

(Address of principal executive offices)

Registrant's telephone number, including area code: 604-535-3955

_______________________________________________

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

On June 17, 2003, the Board of Directors of Neutron Enterprises, Inc. ("Registrant") approved a change from a stock dividend of shares to a 10:1 forward split of the issued and outstanding shares of its common stock. The forward split will take effective June 30, 2003, for shareholders of record on June 6, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUTRON ENTERPRISES, INC.

June 18, 2003                                         /s/ Nanuk Warman

Date                                                         Nanuk Warman, )President